EXHIBIT 99.1

URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION July 31, 2015

KATAW
Jewelers
SOUTH BEACH
TANNING
Hallmark
THAI
RITE AID
AIR BRUSH TANNING
www.SouthBeachNJ.com
973-248-8826

                                    URSTADT BIDDLE PROPERTIES INC

                                    321 RAILROAD AVENUE

                                    GREENWICH, CT 06830
                                    203‐863‐8200

URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION July 31, 2015

TABLE OF CONTENTS

1-2	CORE PORTFOLIO PROPERTY DETAILS

3-	CORE PORTFOLIO SAME STORE OPERATING INCOME – NINE AND THREE MONTH PERIODS ENDED JULY 31, 2015

4 -	NEW AND RENEWAL LEASING STATISTICS – ROLLING 4 QUARTERS ENDED JULY 31, 2015

Urstadt Biddle Properties Inc. Core Portfolio Properties - Detail As Of July 31, 2015

															Property Demographics ₁
															3-Mile Radius
						Gross Leasable Area			Percentage Leased			Annualized Base Rent PSF for Leased Space			Total	Number of	Median Household	Average Household
Property Location	Property Name	Anchor Tenant's		% Owned	Year Acquired	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Population	Households	Income	Income
Connecticut
Stamford	Ridgeway	Stop & Shop Supermarket		100%	2002	60,000	314,000	374,000	100.00%	99.14%	99.28%	$33.71	$26.55	$29.20	131,009	50,189	$86,975	$115,118
Meriden	Townline Square	Big Y Supermarket / Burlington Coat Factory		100%	1993	116,696	198,118	314,814	100.00%	93.34%	95.81%	$8.41	$13.44	$11.45	62,741	24,421	60,566	71,727
Stratford	The Dock	Stop & Shop Supermarket / BJ's Wholesale		100%	2005	167,754	110,757	278,511	100.00%	96.37%	98.55%	$16.04	$17.84	$17.15	85,806	33,695	62,872	71,996
New Milford	New Milford Plaza	Wal-Mart / Stop & Shop Supermarket		100%	2010	177,028	58,216	235,244	100.00%	100.00%	100.00%	$6.02	$14.80	$8.02	13,962	5,470	81,914	94,523
Danbury₂	Danbury Square	Christmas Tree Shops		100%	1995	47,555	146,407	193,962	100.00%	98.97%	99.22%	$23.45	$15.19	$17.23	48,060	16,719	67,221	79,878
Darien	Goodwives	Stop & Shop Supermarket		100%	1998	42,083	53,672	95,755	100.00%	93.56%	96.39%	$29.73	$35.08	$32.64	68,808	25,006	106,579	146,491
New Milford	Veteran's Plaza	Big Y Supermarket		100%	2008	55,450	25,821	81,271	100.00%	74.90%	92.02%	$7.61	$19.14	$10.59	16,586	6,501	78,702	90,384
Orange	Orange Meadows	Trader Joe's Supermarket		100%	2003	11,553	66,153	77,706	100.00%	100.00%	100.00%	$20.72	$18.24	$18.60	50,845	20,004	77,718	93,292
New Milford	Fairfield Plaza	TJ Max		100%	2011	25,257	46,730	71,987	100.00%	80.25%	87.18%	$13.00	$16.78	$14.77	15,385	6,058	79,473	92,109
Fairfield	Fairfield Center	Marshalls		100%	2011	32,714	30,549	63,263	100.00%	100.00%	100.00%	$20.25	$20.90	$21.09	39,162	13,536	145,799	192,762
Greenwich Offices	Various	Various		100%	Various	-	57,799	57,799	0.00%	84.86%	84.86%	$-	$42.10	$35.78	70,820	26,000	109,587	164,731
Ridgefield	Ridgefield	N/	A	100%	1998	-	51,996	51,996	0.00%	92.63%	92.63%	$-	$22.78	$23.95	21,536	7,876	146,207	199,313
Greenwich	Cos Cob Commons	CVS		100%	2014	15,629	32,069	47,698	100.00%	93.86%	95.87%	$58.05	$34.86	$42.85	69,025	25,447	117,146	179,593
Greenwich	Kings Shopping Center	Kings Supermarket		100%	2014	18,432	21,594	40,026	100.00%	89.78%	94.49%	$25.00	$33.40	$29.33	69,025	25,447	117,146	179,593
Westport	Greens Farm	Pier One Imports		100%	2003	14,100	25,554	39,654	100.00%	100.00%	100.00%	$29.73	$29.82	$29.79	32,385	11,774	159,230	222,786
Danbury	Airport Plaza	Buffalo Wild Wings		100%	2002	8,116	24,914	33,030	100.00%	87.73%	90.75%	$26.95	$26.55	$27.55	49,025	17,097	66,458	78,825
Bethel	The Hub	Rite Aid & Bozzutos Inc		100%	2014	21,480	9,460	30,940	100.00%	83.09%	94.83%	$19.83	$26.51	$21.62	61,425	22,020	64,551	71,708
Greenwich	Cos Cob Plaza	Jos. A Banks Clothing		100%	2013	4,025	10,827	14,852	100.00%	81.77%	86.71%	$41.00	$43.59	$43.24	69,025	25,447	117,146	179,593
Monroe	Starbuck's Plaza	Starbucks		100%	2007	1,658	8,483	10,141	100.00%	100.00%	100.00%	$38.50	$21.90	$24.61	16,558	5,814	117,079	138,773
Greenwich	Greenwich Commons	Cosi		100%	2013	2,400	7,344	9,744	100.00%	100.00%	100.00%	$82.50	$77.92	$78.54	70,820	26,000	109,587	164,731
Waterbury	Friendly's - Waterbury	Friendly's		100%	2013	4,747	-	4,747	100.00%	0.00%	100.00%	$31.60	$-	$31.60	79,359	30,649	44,216	53,565
Unionville	Friendly's - Unionville	N/	A	100%	2013	3,254	-	3,254	0.00%	0.00%	0.00%	$-	$-	$-	26,353	10,340	95,338	120,209
						829,931	1,300,463	2,130,394	99.6%	95.1%	96.8%	$16.68	$22.67	$20.38
New York
Yorktown	Staples Plaza	Staples		100%	2005	24,000	92,557	116,557	100.0%	64.7%	72.0%	$12.86	$23.07	$19.97	33,270	11,759	101,560	118,703
Ossining	Arcadian	Stop & Shop Supermarket		100%	1998	64,858	72,399	137,257	100.0%	100.0%	100.0%	$12.13	$24.95	$18.89	33,939	12,450	103,805	115,540
Somers	Somers Commons	Home Goods		100%	2003	30,000	104,760	134,760	100.0%	94.2%	95.5%	$17.50	$20.03	$19.44	17,424	6,253	93,269	105,909
Carmel	Carmel ShopRite Center	ShopRite Supermarket		100%	1995	48,806	80,078	128,884	100.0%	96.1%	97.6%	$12.00	$14.80	$13.72	18,825	7,326	119,110	143,797
Somers	Towne Centre at Somers	CVS		100%	1999	14,013	66,401	80,414	100.0%	94.3%	95.3%	$31.07	$29.79	$30.02	34,668	11,883	104,300	127,658
Orangeburg	Orangetown Shopping Center	CVS		33%	2012	12,410	61,849	74,259	100.0%	94.2%	95.2%	$28.29	$17.36	$19.28	111,440	42,193	146,297	186,590
Eastchester	Eastchester Mall	A&P Fresh		100%	1997	29,754	40,132	69,886	100.0%	100.0%	100.0%	$3.71	$36.93	$22.78	227,135	87,166	66,880	80,041
Yonkers	McLean Shopping Center	A&P Fresh		54%	2014	35,000	22,989	57,989	100.0%	100.0%	100.0%	$2.09	$45.47	$19.29	555,073	205,526	52,527	63,144
Rye	Rye Portfolio	N/	A	100%	2004	-	39,182	39,182	0.0%	100.0%	100.0%	$-	$33.91	$33.91	80,165	28,103	106,604	153,053
Briarcliff Manor	Chilmark	CVS		100%	2001	13,900	32,838	46,738	100.0%	71.0%	79.6%	$36.00	$35.05	$35.96	55,048	18,220	121,825	150,372
Ossining	Rockledge	Westchester Community College		100%	1999	12,558	16,449	29,007	100.0%	100.0%	100.0%	$14.25	$20.85	$17.99	40,811	13,705	112,272	133,681
Katonah	Village Commons	Mrs. Green's		100%	2010	2,836	25,152	27,988	100.0%	100.0%	100.0%	$41.48	$39.26	$39.49	14,947	4,894	131,557	182,505
Harrison	Harrison Shopping Center	A&P Fresh		100%	2015	12,018	14,175	26,193	100.0%	87.8%	93.4%	$22.00	$42.26	$32.31	69,000	24,883	126,551	193,039
Pelham	Pelham	Manor Market		100%	2006	10,000	14,915	24,915	100.0%	100.0%	100.0%	$20.00	$38.55	$31.11	297,881	112,401	61,377	76,864
Eastchester	Eastchester Plaza	CVS		100%	2012	13,506	10,195	23,701	100.0%	100.0%	100.0%	$30.50	$36.74	$33.19	176,909	68,597	107,873	134,690
Bronxville & Yonkers	N/A	People's United Bank / JP Morgan Chase Bank		100%	2008 & 2009	16,527	2,278	18,805	100.0%	100.0%	100.0%	$24.98	$31.50	$25.77	254,868	97,349	77,713	95,179
Somers	Heritage 202	Putnam County Savings Bank		100%	1992	3,184	16,074	19,258	100.0%	93.8%	94.8%	$45.50	$31.68	$34.50	19,978	7,698	117,392	141,086
Carmel	Friendly's - Carmel	Friendly's		100%	2013	3,660	-	3,660	100.0%	0.0%	100.0%	$35.43	$-	$35.43	19,094	6,802	90,862	104,003
Kingston	Kingston	Taste of Italy		100%	2013	3,372	-	3,372	100.0%	0.0%	100.0%	$25.65	$25.65	$25.65	19,113	7,864	49,465	59,514
						350,402	712,423	1,062,825	100.0%	91.4%	94.2%	$16.05	$26.78	$22.79

Urstadt Biddle Properties Inc. Core Portfolio Properties - Detail As Of July 31, 2015

New Jersey
Midland Park	Midland Park Shopping Center	Kings Supermarket		100%	2015	29,550	100,775	130,325	100.0%	100.0%	100.0%	$21.29	$21.12	$21.16	106,870	38,585	130,986	166,242
Pompton Lakes	Pompton Lakes Town Square	A&P Supermarket		100%	2015	62,845	62,368	125,213	100.0%	88.1%	94.1%	$19.80	$22.78	$21.19	50,024	18,960	97,398	113,230
New Providence	Village Shopping Center	A&P Supermarket		100%	2013	45,464	63,163	108,627	100.2%	96.8%	98.2%	$21.75	$30.47	$27.39	61,922	22,078	144,650	188,830
Newark	Ferry Plaza	Pathmark Supermarket		84%	2008	63,433	44,516	107,949	100.0%	91.2%	96.4%	$19.15	$30.33	$23.11	217,910	72,283	42,507	51,497
Wayne	Valley Ridge	A&P Supermarket		100%	1992	36,000	66,125	102,125	100.0%	94.9%	96.7%	$15.00	$30.62	$24.92	44,589	15,684	89,700	106,009
Emerson	Shop Rite Plaza	ShopRite Supermarket		100%	2007	53,450	38,805	92,255	100.0%	85.9%	94.1%	$9.20	$24.22	$14.97	93,236	32,727	107,812	122,143
Kinnelon	Meadtown Shopping Center	Marshall's		100%	2015	24,511	52,360	76,871	100.0%	98.5%	99.0%	$16.00	$19.61	$20.23	28,448	11,350	97,449	111,201
Bloomfield	Bloomfield A&P Center	A&P Supermarket and Walgreen's		100%	2014	39,700	16,688	56,388	100.0%	100.0%	100.0%	$5.11	$32.96	$13.39	285,076	107,498	64,739	78,256
Boonton	Boonton A&P Center	A&P Supermarket		100%	2014	49,463	13,278	62,741	100.0%	100.0%	100.0%	$19.21	$31.00	$21.70	44,917	16,884	106,868	129,527
Wyckoff	Cedar Hill Shopping Center	Walgreen's		100%	2015	15,960	27,410	43,370	100.0%	93.6%	95.9%	$20.07	$27.91	$25.04	82,600	29,960	128,250	171,576
Waldwick	Waldwick Rite Aid	Rite Aid		100%	2007	20,000	-	20,000	100.0%	0.0%	100.0%	$22.62	$-	$22.62	76,754	27,193	142,405	185,006
Bernardsville	Bernards Square Office Building	N/	A	100%	2013	-	14,405	14,405	0.0%	73.0%	73.0%	$-	$27.93	$27.93	19,059	6,593	145,235	207,918
Chester	Clockwork Childcare Center	Little Sprouts		100%	2013	9,120	-	9,120	100.0%	0.0%	100.0%	$24.00	$24.00	$24.00	9,447	3,218	164,650	250,629
Bloomfield	Friendly's - Bloomfield	Friendly's		100%	2013	2,630	-	2,630	100.0%	0.0%	100.0%	$41.33	$-	$41.33	191,823	73,393	83,381	102,344
Fort Lee	H-Mart Plaza	H-Mart		100%	2015	7,000	-	7,000	100.0%	0.0%	100.0%	$38.11	$-	$38.11	35,345	16,371	52,334	86,489
Hillsdale	Friendly's - Hillsdale	Friendly's		100%	2013	2,457	-	2,457	100.0%	0.0%	100.0%	$32.61	$-	$32.61	76,705	27,153	119,354	136,990
						461,583	499,893	961,476	100.0%	94.3%	97.0%	$17.55	$25.85	$21.93

New Hampshire
Newington	Newington Plaza	Savers		100%	1979	27,167	74,936	102,103	100.0%	95.2%	96.5%	$9.80	$17.05	$15.05	17,701	8,590	64,817	76,847

Total Consolidated						1,669,083	2,587,715	4,256,798	99.8%	93.9%	96.3%	$16.67	$24.19	$21.20

Unconsolidated Joint Ventures											0.04%
Scarsdale, NY	Midway Shopping Center	ShopRite Supermarket		12%	2010	69,692	177,775	247,467	100.0%	98.9%	99.2%	$13.44	$31.12	$26.11	114,418	43,359	132,018	162,698
Carmel, NY	Putnam Plaza	Hannaford Brothers		67%	2010	60,858	128,536	189,394	100.0%	95.0%	96.6%	$6.94	$17.55	$14.02	19,114	6,812	90,765	103,841
Riverhead, NY	Gateway Plaza	Walmart		50%	2014	167,951	30,700	198,651	100.0%	86.3%	97.9%	$6.15	$26.10	$8.75	16,475	6,032	61,909	70,656
Montvale, NJ	Chestnut Ridge	The Fresh Market Inc.		50%	2013	19,205	57,130	76,335	100.0%	100.0%	100.0%	$22.94	$30.82	$28.84	52,743	18,568	135,691	162,154
Spring Valley, NY	Plaza 59	Spring Valley Foods Inc.		50%	2013	3,355	21,000	24,355	100.0%	100.0%	100.0%	$38.15	$31.00	$33.21	88,092	28,853	92,610	105,302
Riverhead, NY	Applebee's Plaza	Applebee's		50%	2014	5,363	3,060	8,423	100.0%	100.0%	100.0%	$23.39	$25.00	$23.97	16,475	6,032	61,909	70,656
Total Unconsolidated						326,424	418,201	744,625	100.0%	97.0%	98.3%	$9.45	$26.63	$18.97
											97.7%
Total Core Portfolio						1,995,507	3,005,916	5,001,423	99.8%	94.3%	96.6%	$15.49	$24.53	$20.86
								4,828,725			%

Property Under Development
White Plains	Westchester Pavilion	Westchester Board of Realtors		100%	2003	15,614	173,601	189,215	100.0%	2.3%	10.4%	$27.50	$31.06	$22.79	104,063	40173	104,821	132,219

Total Portfolio						2,011,121	3,179,517	5,190,638

Note 1 - Demographics provided by Applied Geographic Solutions, 4/2013 Note 2 - Leased square footage includes 65,700 of square feet for Toy's "R" Us and Babies "R" Us at zero rent

Urstadt Biddle Properties Inc. Core Portfolio Same - Store Operating Income Disclosure (in thousands, except for number of properties and percentages)

	Year Ended July 31,			Three Months Ended July 31,
	2015	2014	% Change	2015	2014	% Change

Number of Properties	56			56

Consolidated Core property leased rate	96.3%	92.3%	3.9%	96.3%	92.3%	3.9%
Consolidated Core property occupancy rate	95.3%	91.0%	4.3%	95.3%	91.0%	4.3%

Revenue (Note 2)
Minimum Rent	$50,805	$48,866	4.0%	$17,039	$16,284	4.6%
Recoveries from tenants	18,757	16,367	14.6%	5,800	4,883	18.8%
Other property income	999	782	27.7%	421	320	31.7%
	70,561	66,016	6.9%	23,261	21,487	8.3%

Expenses
Property operating	9,738	9,123	6.7%	2,319	2,270	2.1%
Property taxes	10,980	10,799	1.7%	3,681	3,525	4.4%
Other non-recoverable operating expenses	1,369	1,264	8.3%	425	286	48.7%
	22,086	21,186	4.3%	6,426	6,081	5.7%

Net Operating Income	$48,474	$44,830	8.1%	$16,835	$15,406	9.3%

Operating Expense Ratio (Note 1)	90.5%	82.2%	10.2%	96.7%	84.3%	14.7%

Note 1 - Represents the percentage of property operating expense and real estate tax expense recovered from tenants under operating leases

Note 2 - Excludes straight line rent, above/below market lease rent, lease termination fees and property condemnation income

Note 3 - Includes only properties owned for the entire period of both periods presented

Note 4 - Beginning in this second quarter of fiscal 2015 the above analysis does not include our
Westchester Pavilion property as that property is under re-development and we are vacating the property to accomplish the redevelopment

Urstadt Biddle Properties Inc. Leasing Activity Rolling Last 4 Quarters ended July 31, 2015

	Leases	Square	New Rent	Prior Rent	Cash Basis
	Signed	Feet	Per Sq. Ft (a)	Per Sq. Ft. (a)	Change

Total Comparable Leases:
3rd Quarter 2015	42	113,486	$21.51	$20.19	6.5%
2nd Quarter 2015	57	171,442	$25.83	$25.30	2.1%
1st Quarter 2015	28	69,571	$26.17	$24.70	6.0%
4th Quarter 2014	38	110,224	$25.37	$24.77	2.4%
Totals	165	464,723	24.71	23.83	3.7%

New Leases - Comparable:
3rd Quarter 2015	16	64,788	$14.39	$13.00	10.7%
2nd Quarter 2015	18	46,749	$26.28	$28.86	-8.9%
1st Quarter 2015	15	53,604	$25.33	$23.33	8.5%
4th Quarter 2014	11	30,895	$25.57	$27.03	-5.4%
Totals	60	196,036	21.98	21.82	0.7%

Renewals - Comparable:
3rd Quarter 2015	26	48,698	$30.97	$29.75	4.1%
2nd Quarter 2015	39	124,693	$25.66	$23.96	7.1%
1st Quarter 2015	13	15,967	$29.01	$29.27	-0.9%
4th Quarter 2014	27	79,329	$25.29	$23.89	5.9%
Totals	105	268,687	26.71	25.30	5.6%

(a) New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq.
ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.